UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 10, 2007 (September 6, 2007)

FIRST COMMUNITY FINANCIAL CORPORATION

(Exact name of registrant as specified in its charter)

PENNSYLVANIA

(State or other jurisdiction of incorporation)

000-49736	23-2321079
(Commission file number)	(IRS employer ID)

Two North Main Street, Mifflintown, Pennsylvania	17059
(Address of principal executive office)	(Zip Code)

Registrant’s telephone number, including area code - (717) 436-2144

NONE

(Former name, address and fiscal year, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Effective as of September 6, 2007, David L. Swartz was appointed as a Class C Director of the Company to fill the unexpired term of Director Clair E. McMillen, who retired as a Director earlier this year. Mr. Swartz also was appointed as a Director of the Company’s wholly-owned subsidiary, The First National Bank of Mifflintown.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

First Community Financial Corporation

Date: September 10, 2007	/s/ Jody D. Graybill
Jody D. Graybill, President